UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: January 27, 2006

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

000-23415

22-3062052

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(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4538 S. 140th Street

Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

_____________________________________________

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

_________________________________________________

(Former Name or Former address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On  January 27, 2006, Registrant filed a Current Report on Form 8-K in which it reported various equity incentive and stock options adopted by Registrant and Registrant’s wholly-owned subsidiary, Trace Technologies LLC (“Trace”), including paragraph 3 of Item 1.01, which specifically described options granted to Keith Feilmeier, Maurice Shanley, and Allen Angus in Trace (the “Trace Options”).  It was subsequently determined by Registrant that the Trace Options be rescinded, such rescission retroactive to January 28, 2006.  This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed by the Company on January 27, 2006 by removing in its entirety the original third paragraph of Item 1.01, pertaining to the Trace Options that have been rescinded.  Additionally, this Amendment No. 1 amends Item 3.02 by removing any references to the Trace Options from that Item 3.02.

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 18, 2006, Gabriel Technologies Corporation (the "Company" or the "Registrant") adopted the Gabriel Technologies Corporation 2006 Equity Incentive Plan (the "Gabriel Plan").  The Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act of 1933.  The maximum number of shares of the Company’s Common Stock (“Common Stock”) reserved and available for issuance under the Gabriel Plan is 7,500,000.  Subject to the specific provisions set forth in the Gabriel Plan, certain employees, directors and consultants of Company or its affiliates could receive equity incentive awards of various types, including restricted stock awards, unrestricted stock awards, stock options awards, performance stock awards, dividend equivalent rights and/or stock appreciation rights. The foregoing is intended as a general overview and not an exhaustive description of the Plan, and is qualified in its entirety by the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

On January 18, 2006, the Company granted non-qualified stock options exercisable for 3,147,000 shares of the Company’s Common Stock, pursuant to the Gabriel Plan, to eleven employees of the Company. Each such stock option has an exercise price of $1.00 per share, will vest based on certain percentages over the next six months (subject to acceleration upon the occurrence of certain events), and will be exercisable for a term of five years from the date such stock option was granted.  Of the 3,147,000 stock options granted, 1,500,000 of such stock options were granted to the Company’s Chief Executive Officer and sole Director, Keith Feilmeier, and 950,000 of such stock options were granted to the Company’s Chief Financial Officer, Maurice Shanley.  All such stock option grants described above are qualified in their entirety by the full text of the documents in which such stock options were granted, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

On January 19, 2006, the Company entered into an Employment Agreement (“Agreement”) with Steven Campisi, in conjunction with Company’s acquisition of a majority interest in Resilent LLC, doing business as Digital Defense Group, as previously disclosed in Company’s Current Report on Form 8-K filed on January 24, 2006, and incorporated by reference herein.  Under the terms of Mr. Campisi’s employment, Mr. Campisi is to serve as President of Resilent, LLC, and such other offices as he may be appointed or elected to from time to time.  The term of the employment is on an indefinite basis, unless terminated earlier under the terms of the Agreement.  Mr. Campisi’s base salary is $175,000.00, payable in monthly installments beginning on January 19, 2006.  Campisi will be permitted to participate in the pension, profit sharing, bonus, life insurance, hospitalization, major medical, vacation, and other employee benefit plans (“Employee Benefit Plans”) of the Company that may be in effect from time to time, to the extent the Campisi is eligible under the terms of those plans.  Unless otherwise stated in the Agreement, Campisi’s rights under the Employee Benefits Plans shall be the same as those extended to other employees of the Company.

Under the Agreement, Company granted Steven Campisi a stock option exercisable for 500,000 shares of our common stock pursuant to the Plan.  The option has an exercise price of $1.00 per share.  The option vests 100% on April 1, 2007, so long as the audited financial statements of Resilent LLC for the twelve calendar months following its initial shipment of products (“Performance Period”) report actual pre-tax income to have met or exceeded $1,000,000.00 (“Target”).  In the event company’s actual revenue for the Performance Period is less that the Target, the Performance Option shall be reduced by the same percentage by which actual pre-tax income for fiscal 2006 was less than the annual Target.  The underlying shares have registration rights.  Company granted Campisi and Irrevocable Proxy to vote the Company membership interests in Company’s Membership Units in Resilent LLC doing business as Digital Defense.  If Campisi’s employment terminates, the Proxy will be revoked so long as the termination or resignation is for “good cause,” as defined in the Agreement.

The above description of the employment terms for Steven Campisi are meant as a general description and are qualified in their entirety by the terms of the Employment Agreement between Steven Campisi and Gabriel Technologies Corporation dated January 19, 2006.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 and 3.02 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02

Sale of Unregistered Securities.

The text set forth in Item 1.01 regarding the grant of stock options under the Gabriel Plan, or the potential issuance of shares of the Company’s Common Stock in connection with the Gabriel Plan is hereby incorporated by reference into this Item 3.02.  These securities were issued (and will be issued, in the case of any issuance of the Common Stock) without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(2) of the Securities Act.  Appropriate legends will be affixed to any share or unit certificates issued in the transactions contemplated above.  The Company believes each individual receiving stock options under the Gabriel Plan or shares of Common Stock (if the stock options are exercised) was or will be (as applicable) an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, or had or will have (as applicable) such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Company’s Common, as applicable.  Each such individual had adequate access, through such individual’s relationship with the Company and its officers and directors, to information about the Company. The transactions described above did not involve general solicitation or advertising.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No. 10.1 10.2	Description Form of Gabriel Technologies Corporation 2006 Equity Incentive Plan Form of Non-Qualified Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabriel Technologies Corporation

Date:

March 10, 2006

By:

/s/   Keith Feilmeier

Keith Feilmeier, President

Index to Exhibits

Exhibit No. 10.1 10.2	Description Form of Gabriel Technologies Corporation 2006 Equity Incentive Plan Form of Non-Qualified Stock Option Agreement